THE MORTGAGE POOL

GENERAL

          The mortgage pool will consist of conventional one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first and second liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

MORTGAGE RATE ADJUSTMENT

          The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

          The mortgage rate on all of the adjustable-rate mortgage loans adjusts based on an index equal to either Six-Month LIBOR, One-Year LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

          Substantially all of the adjustable-rate mortgage loans (other than the Seasoned Mortgage Loans) will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

PREPAYMENT CHARGES

          Approximately 72.94% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve- month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

          All of the adjustable-rate mortgage loans (other than the Seasoned Mortgage Loans), approximately 18.92% of the fixed-rate first lien mortgage loans and approximately 94.95% of the Seasoned Mortgage Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

          Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

          The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

          With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.28% per annum to 1.79% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

MORTGAGE LOAN CHARACTERISTICS

          The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $300,002,374, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 96.23% of the mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 2.23% of the mortgage loans have fixed rates and are secured by first liens on the related mortgaged property. Approximately 1.54% of the mortgage loans have fixed rates and are secured by second liens on the related mortgaged property.

          The average principal balance of the mortgage loans at origination was approximately $211,254. No mortgage loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $10,000. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $208,335. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,000,000 or less than approximately $8,962.

          As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.375% per annum to approximately 15.000% per annum and the weighted average mortgage rate was approximately 6.025% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 345 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to September 1, 1993, or after June 1, 2003, or will have a remaining term to maturity of less than 71 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is May 1, 2033.

          Approximately 40.71% and 0.60% of the mortgage loans have initial interest only periods of five and ten years, respectively.

          Approximately 3.67% of the fixed-rate mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

          The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the mortgage loans was approximately 80.02%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any mortgage loan was greater than approximately 124.85% or less than approximately 15.96%.

          The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 35.06% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class A-2 Bonds, Class M Bonds and Class B Bonds" in this prospectus supplement.

          Approximately 1.43% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date), are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 166 months.

          None of the mortgage loans are buydown mortgage loans.

          None of the mortgage loans originated in Georgia are subject to the Georgia Fair Lending Act.

          A substantial majority and possibly all of the sample fixed-rate mortgage loans (by aggregate principal balance as of the Cut-off Date) are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

          Approximately 99.33% of the adjustable-rate mortgage loans (other than the Seasoned Mortgage Loans) have not reached their first adjustment date as of the Closing Date.

          Approximately 72.94% of the mortgage loans provide for prepayment charges.

          Approximately 14.99% and 19.58% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the Radian PMI Rates have a weighted average of approximately 0.717% per annum.

          Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                 AGGREGATE       PERCENTAGE OF
          ORIGINAL                 NUMBER OF      UNPAID          CUT-OFF DATE
       MORTGAGE LOAN               MORTGAGE      PRINCIPAL         AGGREGATE
    PRINCIPAL BALANCES ($)           LOANS        BALANCE      PRINCIPAL BALANCE
    ----------------------           -----        -------      -----------------
      0.01 -  50,000.00........       120      $  3,694,671           1.23%
 50,000.01 - 100,000.00........       182        13,618,189           4.54
100,000.01 - 150,000.00........       240        29,547,492           9.85
150,000.01 - 200,000.00........       245        42,069,185          14.02
200,000.01 - 250,000.00........       194        43,038,026          14.35
250,000.01 - 300,000.00........       152        41,136,790          13.71
300,000.01 - 350,000.00........        95        30,370,548          10.12
350,000.01 - 400,000.00........        78        29,230,111           9.74
400,000.01 - 450,000.00........        50        21,273,341           7.09
450,000.01 - 500,000.00........        39        18,636,697           6.21
500,000.01 - 550,000.00........        13         6,648,175           2.22
550,000.01 - 600,000.00........        13         7,432,866           2.48
600,000.01 - 650,000.00........         5         3,149,545           1.05
650,000.01 - 700,000.00........         7         4,703,937           1.57
700,000.01 - 750,000.00........         5         3,681,800           1.23
800,000.01 - 850,000.00........         1           826,000           0.28
900,000.01 - 950,000.00........         1           945,000           0.31
                                    -----      ------------         ------
     Total.....................     1,440      $300,002,374         100.00%
                                    =====      ============         ======

     The average principal balance of the mortgage loans at origination was approximately $211,254.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                 AGGREGATE       PERCENTAGE OF
                                  NUMBER OF       UNPAID         CUT-OFF DATE
    CURRENT MORTGAGE LOAN          MORTGAGE      PRINCIPAL         AGGREGATE
   PRINCIPAL BALANCES ($)           LOANS         BALANCE      PRINCIPAL BALANCE
   ----------------------           -----         -------      -----------------
     0.01 -   50,000.00.........      129      $  4,091,804           1.36%
 50,000.01 - 100,000.00.........      181        13,858,307           4.62
100,000.01 - 150,000.00.........      246        30,847,970          10.28
150,000.01 - 200,000.00.........      241        41,918,473          13.97
200,000.01 - 250,000.00.........      194        43,435,277          14.48
250,000.01 - 300,000.00.........      147        40,324,763          13.44
300,000.01 - 350,000.00.........       92        29,690,827           9.90
350,000.01 - 400,000.00.........       79        29,704,875           9.90
400,000.01 - 450,000.00.........       48        20,486,894           6.83
450,000.01 - 500,000.00.........       40        19,117,441           6.37
500,000.01 - 550,000.00.........       12         6,331,887           2.11
550,000.01 - 600,000.00.........       12         6,887,575           2.30
600,000.01 - 650,000.00.........        5         3,149,545           1.05
650,000.01 - 700,000.00.........        7         4,703,937           1.57
700,000.01 - 750,000.00.........        5         3,681,800           1.23
800,000.01 - 850,000.00.........        1           826,000           0.28
900,000.01 - 950,000.00.........        1          945,000            0.31
                                    -----      ------------         ------
     Total......................    1,440      $300,002,374         100.00%
                                    =====      ============         ======

     As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $208,335.

                                 MORTGAGE RATES

                                                                 PERCENTAGE OF
                               NUMBER OF                         CUT-OFF DATE
                               MORTGAGE     AGGREGATE UNPAID       AGGREGATE
     MORTGAGE RATES (%)          LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
     ------------------          -----     -----------------   -----------------
 2.000 -  2.499............         1        $    258,000            0.09%
 2.500 -  2.999............         4           1,384,560            0.46
 3.000 -  3.499............         9           2,908,950            0.97
 3.500 -  3.999............        47          12,340,905            4.11
 4.000 -  4.499............        72          20,892,824            6.96
 4.500 -  4.999............       116          31,378,726           10.46
 5.000 -  5.499............       154          40,974,104           13.66
 5.500 -  5.999............       327          71,528,100           23.84
 6.000 -  6.499............       103          23,893,411            7.96
 6.500 -  6.999............       132          32,224,367           10.74
 7.000 -  7.499............        78          16,376,399            5.46
 7.500 -  7.999............        64          11,966,034            3.99
 8.000 -  8.499............        51          10,775,844            3.59
 8.500 -  8.999............        53           8,118,363            2.71
 9.000 -  9.499............        30           2,771,637            0.92
 9.500 -  9.999............        48           4,572,610            1.52
10.000 - 10.499............        20           1,312,928            0.44
10.500 - 10.999............        31           1,789,579            0.60
11.000 - 11.499............        20           1,408,530            0.47
11.500 - 11.999............        15           1,162,740            0.39
12.000 - 12.499............         9             396,885            0.13
12.500 - 12.999............         9             271,545            0.09
13.000 - 13.499............         8             310,734            0.10
13.500 - 13.999............        21             490,016            0.16
14.000 - 14.499............        13             382,295            0.13
14.500 - 14.999............         4             102,676            0.03
15.000 - 15.499............         1               9,615            0.00
                                 -----       ------------          ------
     Total.................      1,440       $300,002,374          100.00%
                                 =====       ============          ======

     The weighted average mortgage rate of the mortgage loans was approximately 6.025% per annum.

                              NEXT ADJUSTMENT DATE

                                                                PERCENTAGE OF
                                                                CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID      AGGREGATE
  NEXT ADJUSTMENT DATE     MORTGAGE LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
  --------------------     --------------   -----------------  -----------------
Fixed-Rate Loans (N/A)..        201           $ 11,297,738            3.77%
May 1, 2003.............         76             13,043,120            4.35
June 1, 2003............         74             13,345,328            4.45
July 1, 2003............         51             10,799,877            3.60
August 1, 2003..........         35              9,761,218            3.25
September 1, 2003.......        100             24,179,444            8.06
October 1, 2003.........        293             70,654,584           23.55
November 1, 2003........         61             14,722,750            4.91
January 1, 2004.........          2                185,158            0.06
February 1, 2004........          3                983,857            0.33
March 1, 2004...........          2                232,447            0.08
April 1, 2004...........          4              1,375,502            0.46
July 1, 2004............          1                 34,840            0.01
October 1, 2004.........          9              1,417,163            0.47
November 1, 2004........         23              3,814,071            1.27
December 1, 2004........         22              4,159,027            1.39
January 1, 2005.........         14              2,451,807            0.82
February 1, 2005........         13              3,596,414            1.20
March 1, 2005...........         61             16,097,875            5.37
April 1, 2005...........        175             41,864,106           13.95
May 1, 2005.............         57             13,500,170            4.50
November 1, 2005........          1                322,739            0.11
January 1, 2006.........          2                421,491            0.14
February 1, 2006........         14              2,513,313            0.84
March 1, 2006...........         12              3,251,283            1.08
April 1, 2006...........         21              7,030,512            2.34
May 1, 2006.............          6              1,199,000            0.40
November 1, 2007........          1                445,813            0.15
January 1, 2008.........          1                157,381            0.05
February 1, 2008........         22              4,985,538            1.66
March 1, 2008...........         44             11,062,773            3.69
April 1, 2008...........         30              9,193,999            3.06
May 1, 2008.............          7              1,495,800            0.50
October 1, 2009.........          1                152,291            0.05
November 1, 2009........          1                253,943            0.08
                              -----           ------------          ------
   Total................      1,440           $300,002,374          100.00%
                              =====           ============          ======

     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the sample adjustable-rate mortgage loans will be approximately 17 months.

                                  GROSS MARGIN

                                                                 PERCENTAGE OF
                               NUMBER OF                         CUT-OFF DATE
                               MORTGAGE     AGGREGATE UNPAID       AGGREGATE
  GROSS MARGINS (%)              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
  -----------------              -----     -----------------   -----------------
Fixed-Rate Loans (N/A)......      201         $ 11,297,738            3.77%
1.500 - 1.749...............        1              183,000            0.06
1.750 - 1.999...............        6            2,310,250            0.77
2.000 - 2.249...............       16            4,328,450            1.44
2.250 - 2.499...............       25            4,667,850            1.56
2.500 - 2.749...............      110           31,179,058           10.39
2.750 - 2.999...............      259           72,942,798           24.31
3.000 - 3.249...............      177           46,987,868           15.66
3.250 - 3.499...............      109           25,130,461            8.38
3.500 - 3.749...............       55           12,912,341            4.30
3.750 - 3.999...............       40            7,928,963            2.64
4.000 - 4.249...............      154           27,780,573            9.26
4.250 - 4.499...............       89           16,104,498            5.37
4.500 - 4.749...............       62           10,495,280            3.50
4.750 - 4.999...............       11            2,034,492            0.68
5.000 - 5.249...............       95           18,631,061            6.21
5.250 - 5.499...............        6            1,140,883            0.38
5.500 - 5.749...............        6            1,421,422            0.47
5.750 - 5.999...............        5              670,012            0.22
6.000 - 6.249...............        2              388,922            0.13
6.250 - 6.449...............        1              248,000            0.08
6.500 - 6.749...............        4              472,808            0.16
6.750 - 6.999...............        3              188,637            0.06
7.250 - 7.499...............        2              434,563            0.14
8.000 - 8.249...............        1              122,445            0.04
                                -----         ------------          ------
     Total..................    1,440         $300,002,374          100.00%
                                =====         ============          ======

     As of the Cut-off Date, the weighted average Gross Margin of the sample adjustable-rate mortgage loans will be approximately 3.353% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                 PERCENTAGE OF
                               NUMBER OF       AGGREGATE         CUT-OFF DATE
                                MORTGAGE        UNPAID             AGGREGATE
   MAXIMUM MORTGAGE RATE (%)     LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
   -------------------------     -----     -----------------   -----------------
Fixed-Rate Loans (N/A)......       201        $ 11,297,738           3.77%
 8.000 -  8.499.............         1             258,000           0.09
 8.500 -  8.999.............         4           1,384,560           0.46
 9.000 -  9.499.............         9           2,908,950           0.97
 9.500 -  9.999.............        45          11,898,835           3.97
10.000 - 10.499.............        73          20,890,733           6.96
10.500 - 10.999.............       114          30,928,666          10.31
11.000 - 11.499.............       123          32,551,886          10.85
11.500 - 11.999.............       181          48,081,874          16.03
12.000 - 12.499.............        96          25,939,021           8.65
12.500 - 12.999.............       114          28,186,502           9.40
13.000 - 13.499.............        84          18,090,596           6.03
13.500 - 13.999.............        84          15,586,655           5.20
14.000 - 14.499.............        92          16,003,955           5.33
14.500 - 14.999.............       121          21,675,948           7.23
15.000 - 15.499.............        43           6,016,319           2.01
15.500 - 15.999.............        33           5,331,012           1.78
16.000 - 16.499.............         7           1,072,555           0.36
16.500 - 16.999.............        10           1,367,395           0.46
17.000 - 17.499.............         2             195,114           0.07
18.000 - 18.499.............         2             213,614           0.07
18.500 - 18.999.............         1            122,445            0.04
                                 -----        ------------         ------
   Total....................     1,440        $300,002,374         100.00%
                                 =====        ============         ======

     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the sample adjustable-rate mortgage loans will be approximately 12.208% per annum.

                            INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF
                               NUMBER OF                         CUT-OFF DATE
                               MORTGAGE     AGGREGATE UNPAID       AGGREGATE
 INITIAL FIXED-RATE PERIOD       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
Fixed-Rate Loans (N/A).....       201         $ 11,297,738            3.77%
Six Months.................       424          107,605,914           35.87
One Year...................         8            3,471,168            1.16
Two Years..................       520          111,752,741           37.25
Three Years................       116           27,181,374            9.06
Five Years.................       169           38,287,206           12.76
Seven Years................         2              406,233            0.14
                                -----         ------------          ------
   Total...................     1,440         $300,002,374          100.00%
                                =====         ============          ======






                                INITIAL RATE CAP


                                                                 PERCENTAGE OF
                             NUMBER OF                           CUT-OFF DATE
                             MORTGAGE      AGGREGATE UNPAID        AGGREGATE
 INITIAL RATE CAP (%)          LOANS      PRINCIPAL BALANCE    PRINCIPAL BALANCE
 --------------------          -----      -----------------    -----------------
Fixed-Rate Loans (N/A)....       201         $ 11,297,738              3.77%
1.00......................       413          105,849,249             35.28
1.50......................        11            1,756,665              0.59
2.00......................        37           12,202,608              4.07
3.00......................       720          155,888,308             51.96
4.00......................         2              613,665              0.20
5.00......................        51           11,501,197              3.83
6.00......................         5              892,943              0.30
                               -----         ------------            ------
   Total..................     1,440         $300,002,374            100.00%
                               =====         ============            ======

                                PERIODIC RATE CAP

                                                                 PERCENTAGE OF
                             NUMBER OF                           CUT-OFF DATE
                             MORTGAGE       AGGREGATE UNPAID       AGGREGATE
  PERIODIC RATE CAP (%)        LOANS       PRINCIPAL BALANCE   PRINCIPAL BALANCE
  ---------------------        -----       -----------------   -----------------
Fixed-Rate Loans (N/A)....      201           $  11,297,738           3.77%
1.00......................     1169             269,995,243          90.00
1.50......................       23               3,941,791           1.31
2.00......................       45              14,153,936           4.72
2.50......................        2                 613,665           0.20
                              -----            ------------         ------
   Total..................    1,440            $300,002,374         100.00%
                              =====            ============         ======

                          ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                      AGGREGATE      PERCENTAGE OF
                                        NUMBER OF      UNPAID        CUT-OFF DATE
                                        MORTGAGE      PRINCIPAL        AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%) (1)     LOANS        BALANCE     PRINCIPAL BALANCE
-------------------------------------     -----        -------     -----------------
  0.01 -  20.00.....................         3      $    243,943          0.08%
 20.01 -  25.00......................        2            76,598          0.03
 25.01 -  30.00......................        2            94,548          0.03
 30.01 -  35.00......................        3           682,973          0.23
 35.01 -  40.00......................        6           683,602          0.23
 40.01 -  45.00......................        6         1,435,979          0.48
 45.01 -  50.00......................       10         1,716,356          0.57
 50.01 -  55.00......................       13         3,653,610          1.22
 55.01 -  60.00......................       30         5,542,889          1.85
 60.01 -  65.00......................       35         7,798,468          2.60
 65.01 -  70.00......................      177        52,935,718         17.65
 70.01 -  75.00......................       83        17,941,259          5.98
 75.01 -  80.00......................      405        96,841,482         32.28
 80.01 -  85.00......................       37         7,154,325          2.38
 85.01 -  90.00......................      354        67,034,813         22.34
 90.01 -  95.00......................      172        30,850,459         10.28
 95.01 - 100.00......................       85         4,901,201          1.63
100.01 - 105.00......................        1            12,616          0.00
105.01 - 110.00......................        1            16,110          0.01
110.01 - 115.00......................        5           120,565          0.04
115.01 - 120.00......................        2            72,047          0.02
120.01 - 125.00......................        8           192,811          0.06
                                         -----      ------------        ------
    Total............................    1,440      $300,002,374        100.00%
                                         =====      ============        ======

     The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 15.96% and 124.85%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 80.02%.



-----------------------
(1) With respect to the fixed-rate mortgage loans, the combined loan-to-value ratio.

                                 OCCUPANCY TYPES



                                          AGGREGATE              PERCENTAGE OF
                         NUMBER OF         UNPAID                CUT-OFF DATE
                          MORTGAGE        PRINCIPAL                AGGREGATE
OCCUPANCY TYPE             LOANS           BALANCE             PRINCIPAL BALANCE
--------------             -----           -------             -----------------
Owner Occupied........     1,221         $256,555,398               85.52%
Investor..............       187           37,531,934               12.51
Second Home...........        32            5,915,041                1.97
                           -----         ------------              ------
     Total............     1,440         $300,002,374              100.00%
                           =====         ============              ======

     Occupancy type is based on the representation of the borrower at the time of origination.


                  MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                       AGGREGATE      PERCENTAGE OF
                                         NUMBER OF      UNPAID        CUT-OFF DATE
                                         MORTGAGE      PRINCIPAL        AGGREGATE
LOAN PROGRAM AND DOCUMENTATION TYPE       LOANS         BALANCE     PRINCIPAL BALANCE
-----------------------------------       -----         -------     -----------------
Progressive Series Program (Full
Documentation).........................     383      $ 58,592,096          19.53%
Progressive Series Program (Limited
(Stated) Documentation)................     276        75,737,171          25.25
Progressive Series Program (No Ratio)..       8         1,057,125           0.35
Progressive Series Program (Alternate
Documentation).........................       7         2,753,995           0.92
Progressive Series Program (No
Income/No Asset Documentation).........       3           688,249           0.23
Progressive Series Program
(Lite/Reduced Documentation)...........      12           977,917           0.33
Progressive Express(TM)Program (Non
Verified Assets).......................     399        82,188,623          27.40
Progressive Express(TM)Program
(Verified Assets)......................     260        58,744,641          19.58
Progressive Express(TM)No Doc
Program ...............................      80        15,976,762           5.33
Progressive Series Program (Lite
Income/Stated Asset Documentation).....       1           328,000           0.11
Progressive Express(TM)No Doc
Program (Verified Assets)..............      11        2,957,795            0.99
                                          -----      ------------         ------
        Total..........................   1,440      $300,002,374         100.00%
                                          =====      ============         ======

                                 RISK CATEGORIES


                                                  AGGREGATE      PERCENTAGE OF
                                    NUMBER OF      UNPAID        CUT-OFF DATE
                                    MORTGAGE      PRINCIPAL        AGGREGATE
         CREDIT GRADE                 LOANS        BALANCE     PRINCIPAL BALANCE
         ------------                 -----        -------     -----------------
A+(1).............................      290     $ 73,757,346         24.59%
A(1)..............................      418       88,536,737         29.51
A-(1).............................       72        6,942,471          2.31
B(1)..............................       19        1,469,220          0.49
C(1)..............................       15          995,984          0.33
CX(1).............................        4          155,009          0.05
Progressive Express(TM)I(2).......      303       60,670,749         20.22
Progressive Express(TM)II(2)......      278       59,891,698         19.96
Progressive Express(TM)III(2).....       18        3,147,124          1.05
Progressive Express(TM)IV(2)......       12        2,038,247          0.68
Progressive Express(TM)V(2).......        4          706,083          0.24
Progressive Express(TM)VI(2)......        7        1,691,706          0.56
                                      -----     ------------        ------
      Total.......................    1,440     $300,002,374        100.00%
                                      =====     ============        ======
_________________

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively. All of the Seasoned Mortgage Loans have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

                                                         PROPERTY TYPES


                                               AGGREGATE         PERCENTAGE OF
                                NUMBER OF        UNPAID           CUT-OFF DATE
                                MORTGAGE       PRINCIPAL            AGGREGATE
    PROPERTY TYPE                 LOANS         BALANCE        PRINCIPAL BALANCE
    -------------                 -----         -------        -----------------
Single-Family................      972       $196,339,024           65.45%
De Minimis PUD...............      139         40,425,228           13.47
Condominium..................      160         29,650,078            9.88
Planned Unit Development.....       68         10,987,102            3.66
Four Family..................       26          6,123,571            2.04
Two Family...................       26          5,773,431            1.92
Three Family.................       16          4,762,734            1.59
Hi-Rise Condo................       20          4,417,530            1.47
Manufactured.................        9            497,973            0.17
Condotel.....................        1            449,500            0.15
Townhouse....................        2            449,375            0.15
Leasehold....................        1           126,829             0.04
                                 -----       ------------          ------
   Total.....................    1,440       $300,002,374          100.00%
                                 =====       ============          ======




                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                         AGGREGATE      PERCENTAGE OF
                                           NUMBER OF       UNPAID       CUT-OFF DATE
                                           MORTGAGE      PRINCIPAL        AGGREGATE
            STATE                            LOANS        BALANCE     PRINCIPAL BALANCE
            -----                            -----        -------     -----------------
California...............................      726     $184,550,924         61.52%
Florida..................................      138       23,626,834          7.88
Colorado.................................       47        9,487,026          3.16
Other (less than 3% in any one state)....      529       82,337,589         27.45
                                             -----     ------------        ------
   Total.................................    1,440     $300,002,374        100.00%
                                             =====     ============        ======


     No more than approximately 0.83% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES


                                                   AGGREGATE     PERCENTAGE OF
                                      NUMBER OF      UNPAID       CUT-OFF DATE
                                      MORTGAGE     PRINCIPAL       AGGREGATE
         LOAN PURPOSE                   LOANS       BALANCE    PRINCIPAL BALANCE
         ------------                   -----       -------    -----------------
Purchase...........................       875    $181,581,187         60.53%
Cash-Out Refinance.................       378      80,157,948         26.72
Rate and Term Refinance............       171      37,849,689         12.62
Debt Consolidation.................        15         377,485          0.13
Home Improvement...................         1         36,065           0.01
                                        -----    ------------        ------
   Total...........................     1,440    $300,002,374        100.00%
                                        =====    ============        ======


     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.